UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2009

Healthcare Trust of America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16427 N. Scottsdale Road, Suite 440, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-998-3478

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Greenville Purchase Agreement

On September 4, 2009, HTA - Greenville, LLC ("HTA LLC"), a subsidiary of Healthcare Trust of America, Inc. (the "Company") and Greenville Hospital System and certain of its affiliates ("GHS") agreed to amend (the "Fourth Amendment") the Agreement of Sale and Purchase, dated July 15, 2009 (the "Purchase Agreement"), as previously amended by the First Amendment to Agreement of Sale and Purchase, dated August 14, 2009 (the "First Amendment"), the Second Amendment to Agreement of Sale and Purchase, dated August 21, 2009 (the "Second Amendment"), and the Third Amendment to Agreement of Sale and Purchase, dated August 26, 2009 (the "Third Amendment"). The Purchase Agreement was described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on July 16, 2009, which is incorporated herein by reference. The First Amendment was described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2009, which is incorporated herein by reference. The Second Amendment and the Third Amendment were described in Item 1.10 of the Company’s Current Report on Form 8-K filed with the SEC on August 27, 2009, which is incorporated herein by reference.

The purpose of the Fourth Amendment was to, among other things, (i) increase the purchase price from $161,670,000 to $162,820,000 to reflect the additional payment at closing of $1,150,000 which was originally to be funded by the Company to GHS in the first year following closing to fund tenant improvements but which will instead be funded at closing, and which increased amount has been included in the calculation of first year base rent payable by GHS to the Company, and (ii) to provide that the closing date will be September 15, 2009. Although the closing date is scheduled for September 15, 2009, (A) the balance of the purchase price (in excess of the original deposit) was funded into escrow on September 9, 2009 to be held in escrow until the transaction closes and (B) upon the closing of the transaction, all expenses will be prorated as of September 9, 2009, and the payment of rent by GHS to the Company will commence effective as of September 9, 2009.

The foregoing summary of the material terms of the Fourth Amendment is qualified in its entirety by the terms of such amendment attached as Exhibits 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
10.1 Fourth Amendment to Agreement of Sale and Purchase, dated September 4, 2009

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

September 11, 2009	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer & President

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Fourth Amendment to Agreement of Sale and Purchase, dated September 4, 2009